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Exhibit 99.3

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS

Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the “Computational Materials”) are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obta ined by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
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Deal

Date		9/23/2005
Deal Size		499,698,839
Other DEAL INFO
Lead	ML
Originator[s]	WILMINGTON FINANCE INC.(22.15%),FIRST NLC(19.45%),LIME FINANCIAL SERVICES(19.13%),MILLENIUM FUNDING(5.24%)
	ACCREDITED(3.69%),ACOUSTIC HOME LOANS, LLC(2.59%),MERIDIAS CAPITAL INC.(2.56%)
	FIRST CONTINENTAL MORTGAGE AND INVESTMENT CORPORATION(2.37%),QUICK LOAN FUNDING(1.92%),CIT/TYCO(1.89%)
Servicer[s]	Litton
Raters	S / M / F/ D
POOL SUMMARY DATA
Agency Conforming		77.85
Non Conforming		22.15
Prefunding (if any)
No of Loans		3156
Average Loan Size		158332.97
WAC		7.17655
WA LTV		81.36
% First Lien		92.41
% Owner Occ		93.37
% Purchase		53.93
% Cash out		43.18
% Full Doc		44.96
% Reduced/Limited Doc		1.91
% Stated Income		48.63
% No docs		2.97
WA FICO		645
FICO Range		451 to 813
Mortgage Indices
Floating Rate Mortgages		81.66
Fixed Rate		18.34
2/28 Float		59.7
3/27 Float		16.5
5/25 Float		3.71
IO Mortgages		45.83
LOAN SIZE
Loans < 100k		12.84
Loans < 75k		8.57
Loans > 350k		20.47
Loans > 500k		5.59
Loans > 750k		0.37
Income Strats
Average DTI		42.75
DTI 40-45%		24.07
DTI 45-50%		28.44
DTI 50-55%		9.14
DTI > 55%		4.27
GEOGRAPHIC
California		28.65
North California		12.72
South California		15.93
Florida		17.33
Illinois		2.23
Michigan		1.68

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Texas	1.12
Colorado	1.3
New York	3.43
New Jersey	1.68
Virginia	5.26
Washington	3.2
Mass	1.37
Property Type
Single Prop	68.42
PUD	18.13
2-4 Family	6.71
Condo	6.12
MH	0.37
FICO
Fico < 600	23.56
Fico < 580	16.7
Fico < 560	11.72
Below 520	4.3
521 - 540	3.64
541 - 560	4.11
561 - 580	5.01
581 - 600	7.17
601- 620	8.95
621 - 640	12.73
641 - 660	12.2
661 - 680	11.31
681 - 700	8.39
701-720	7.2
721 - 740	6.58
Above 740	8.28
LTV
<=50	1.59
50.01-55	0.78
55.01-60	1.53
60.01-65	2.63
65.01-70	4.93
70.01-75	5.85
75.01-80	49.85
80.01-85	8.41
85.01-90	11.06
90.01-95	3.56
95.01-100	9.51
> 100%	0.31
> 80%	32.84
> 90%	13.38
Average Seasoning	5
% > 3 months	33.72
mortgage insurance if any	0
MI providers	NO(100.00%)
excess spread - ave 1st yr
DELINQUENCIES
30-59 day past	0